SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported)   NOVEMBER 28, 2001

MORGAN STANLEY DEAN WITTER CAPITAL I INC. (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2001 providing for, inter alia, the issuance of Morgan Stanley Dean Witter Capital I Inc. Mortgage Pass-Through Certificates Series 2001-NC3)


                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                    DELAWARE
--------------------------------------------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


          333-59060                                     13-3291626
----------------------------------           ----------------------------------
   (COMMISSION FILE NUMBER)                 (I.R.S. EMPLOYER IDENTIFICATION NO.)


         1585 Broadway, New York, New York

                                                                   10036
         -----------------------------------------------------------------------
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                                 (212) 296-7000
--------------------------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


================================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Description of the Certificates and the Mortgage Pool.

         On November 28, 2001, a single series of certificates, entitled Morgan Stanley Dean Witter Capital I Inc., Mortgage Pass-Through Certificates, Series 2001-NC3 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of November 1, 2001, among Morgan Stanley Dean Witter Capital I Inc., as depositor (the "Depositor"), Ocwen Federal Bank FSB, as servicer, NC Capital Corporation, as responsible party and U.S. Bank National Association, as trustee. The Certificates consist of nine classes identified as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class M-1 Certificates", "Class M-2 Certificates", the "Class B-1 Certificates", the "Class X Certificates", the "Class P Certificates" and the "Class R Certificate", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, sub-prime, adjustable- and fixed-rate, fully amoritizing residential mortgage loans (the "Mortgage Loans"), having as of the close of business on November 1, 2001 (the "Cut-off Date"), an aggregate principal balance of approximately $671,929,425 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Class A-2, Class A-3, Class M-1, Class M-2 and Class B-1 Certificates were publicly offered, as described in a Prospectus, dated November 21, 2001, and a Prospectus Supplement, dated November 21, 2001, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated November 9, 2001, among the Depositor, Morgan Stanley & Co. ("MS&Co."), Utendahl Capital Partners L.P. ("UCP") and Blaylock & Partners, L.P. ("B&P") (MS&Co., UCP and B&P being referred to herein, collectively, as the "Underwriters"). The Depositor sold the Class A-1Certificates to MS&Co., B&P and UCP as initial purchasers (collectively, in such capacity, the "Initial Purchasers") pursuant to a certificate purchase agreement dated November 28, 2001, among the Depositor and the Initial Purchasers.

         Each Class of Certificates (other than the Class P Certificates and Class R Certificate) will have an approximate initial certificate principal balance ("Certificate Balance"). The Class A-1 Certificates have an approximate initial aggregate Certificate Balance of $348,167,000. The Class A-2 Certificates have an approximate initial aggregate Certificate Balance of $68,000,000. The Class A-3 Certificates have an approximate initial aggregate Certificate Balance of $121,377,000. The Class M-1 Certificates have an approximate initial aggregate Certificate Balance of $45,355,000. The Class M-2 Certificates have an approximate initial aggregate Certificate Balance of $40,316,000. The Class B-1 Certificates have an approximate initial aggregate Certificate Balance of $35,276,000. The Class X Certificates have an approximate initial aggregate Certificate Balance of $13,438,425. The Class P Certificates and the Class R Certificate will not have an approximate initial aggregate Certificate Balance.

         The Class A-3 Certificates will have the benefit of a certificate guaranty insurance policy issued by Financial Security Assurance Inc. (the "Certificate Guaranty Insurance Policy") attached hereto as Exhibit 99.1. Subject to certain exceptions and limitations, as set forth in a Prospectus Supplement dated November 21, 2001 to a Base Prospectus dated November 21, 2001, the certificate guarantee insurance policy will guarantee certain payments of interest and principal to the Class A-3 certificateholders.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits

EXHIBIT
  NO.         DOCUMENT DESCRIPTION
-------       --------------------

4.1 Pooling and Servicing Agreement, dated as of November 1, 2001, among Morgan Stanley Dean Witter Capital I Inc. as depositor, Ocwen Federal Bank FSB as servicer, NC Capital Corporation as responsible party and U.S. Bank National Association as trustee.

99.1 Certificate Guaranty Insurance Policy issued by Financial Security Assurance Inc., dated November 28, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Morgan Stanley Dean Witter Capital I Inc.
                                            (Registrant)




Dated: December __, 2001           By:       /s/ Cecilia Tarrant
                                       -------------------------
                                       Name:     Cecilia Tarrant
                                       Title:    Vice-President

                                INDEX TO EXHIBITS

EXHIBIT
  NO.             DOCUMENT DESCRIPTION
-------           --------------------

4.1 Pooling and Servicing Agreement, dated as of November 1, 2001, among Morgan Stanley Dean Witter Capital I Inc. as depositor, Ocwen Federal Bank FSB as servicer, NC Capital Corporation as responsible party and U.S. Bank National Association as trustee.

99.1 Certificate Guaranty Insurance Policy issued by Financial Security Assurance Inc., dated November 28, 2001.